UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 4, 2013

MARILYNJEAN INTERACTIVE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54870	41-2281199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

104 – 12877 76th Avenue, Surrey, British Columbia  V3W 1E6

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (604) 630-9302

FUTURE ENERGY, CORP.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Please see the disclosure set out in Item 5.03 which is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2013, we entered into an agreement and plan of merger with MarilynJean Interactive Inc. (“MJI”), a Nevada corporation which we incorporated solely to effect a change of name of our company.

On April 4, 2013, we merged MJI with and into our company with our company as the surviving entity under the new name “MarilynJean Interactive Inc.”  We anticipate that the name change will become effective with the OTC Bulletin Board at the opening for trading on April 9, 2013 under the new symbol “MJMI”.  Our new CUSIP number is 56782D 107.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Agreement and Plan of Merger and Articles of Merger dated effective April 4, 2013
99.1	News Release dated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARILYNJEAN INTERACTIVE INC.

By: “Filip Stoj”

Filip Stoj

Chief Financial Officer, Secretary, Treasurer and Director

April 8, 2013